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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                 August 1, 2000
                Date of Report (Date of earliest event reported)

                         CHOICE ONE COMMUNICATIONS INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                       0-29279                16-1550742
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(State of other jurisdiction         (Commission             (IRS Employer
 of incorporation or                   File No.)            Identification No.)
 organization)


           100 Chestnut Street, Suite 700, Rochester, New York 14604
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             (Address of principal executive offices and zip code)

                                 (716) 246-4231
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              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of US Xchange, Inc.

     On August 1, 2000, Choice One Communications Inc. (the "Company") consummated the merger pursuant to the Agreement and Plan of Merger (the "Merger Agreement") (which was filed as Exhibit 99.2 to the Company's 8-K/A dated May 14, 2000) with US Xchange, Inc., a Delaware corporation ("US Xchange"), and the stockholder of US Xchange, pursuant to which US Xchange merged with and into Barter Acquisition Corporation, a wholly owned subsidiary of the Company (the "Merger").

     The Company issued approximately 6.74 million shares of its common stock and paid approximately $303 million in net cash pursuant to the merger. The Company granted registration rights to the holder of the shares of its common stock issued in the Merger for the registration of such shares under the Securities Act of 1933. The shareholder of US Xchange also received the right to designate a representative to the Company's Board so long as he continues to own at least 4.5 million shares of the Company's common stock, pursuant to an amendment to the existing transaction agreement among the Company and its principal management and institutional investors.

     To finance the Merger, the Company entered into a $350 million Second Amended and Restated Credit Agreement with First Union Investors Inc., as Administrative Agent, General Electric Capital Corporation, as Syndication Agent, and Morgan Stanley Senior Funding, Inc., as Documentation Agent, approximately $145 million of which was used for the acquisition. In addition, the Company issued to Morgan Stanley Dean Witter Capital Partners IV, L.P. and related limited partnerships 200,000 shares of Series A Senior Cumulative Preferred Stock, along with warrants to purchase 1,747,454 shares of common stock of the Company at an exercise price of $.01 per share. The Company and its principal management and institutional investors entered into an amendment to their existing registration rights agreement in connection with the preferred stock financing.

     In addition, the Company entered into a $180 million Bridge Financing Agreement with Morgan Stanley Senior Funding Inc. to finance additional market expansion. As of August 1, 2000, the Company had not borrowed any money under that facility.

     Attached as Exhibit 99.1 is a press release issued by the Company dated August 1, 2000 with respect to the Merger and related financings, which is incorporated by reference herein.

     Certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. The words "believes", "expects", "estimates", "anticipates", "will be" and "plans" and similar words or expressions identify forward-looking statements made by or on behalf of the Company. These forward-looking statements are subject to many uncertainties and factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Examples of such uncertainties and factors include, but are not limited to, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or
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relationships, technological, regulatory or other developments in the Company's business, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experiences of the Company to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Registration Statement on Form S-1, Registration No. 333-91321, filed with the Securities and Exchange Commission and declared effective on February 16, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of US Xchange, Inc. will be filed by an amendment to this report, which amendment the Company expects to file on September 15, 2000.

(b) Pro Forma Financial Information will be filed by an amendment to this report, which amendment the Company expects to file on September 15, 2000.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of May 14, 2000, among the Company, US Xchange, Inc. and Barter Acquisition Corporation, incorporated by reference to Exhibit 99.2 to the Company's Form 8-K/A filed May 16, 2000.

     3.1 Amended and Restated Certificate of Incorporation of the Company incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form S-1, (Commission file number 333-91321) and the attached Certificate of Designations for the Choice One Communications Inc. Series A Senior Cumulative Preferred Stock.

     10.1 Amendment No. 4 to the Registration Rights Agreement dated as of August 1, 2000 to the Registration Rights Agreement dated as of July 8, 1998 among Choice One Communications Inc., the Investor Holders and the Management Holders.

     10.2 Amendment No. 7 to the Transaction Agreement dated as of August 1, 2000 to the Transaction Agreement dated as of July 8, 1998 among Choice One Communications, L.L.C. and holders of Investor Equity and Management Equity.

     10.3 Bridge Financing Agreement dated as of August 1, 2000 among Choice One Communications Inc., the lender parties hereto and Morgan Stanley Senior Funding Inc., as Administrative Agent, Morgan Stanley Senior Funding, Inc., as Arranger and Book Runner.

     10.4 Warrant No. 1 to purchase 1,570,907 shares of Common Stock of Choice One Communications Inc.

     10.5 Warrant No. 2 to Purchase 133,670 shares of Common Stock of Choice One Communications Inc.

     10.6 Warrant No. 3 to Purchase 42,877 shares of Common Stock of Choice One Communications Inc.
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     10.7  Securities Purchase Agreement dated as of August 1, 2000 among Morgan
          Stanley Dean Witter Capital Partners IV, L.P., MSDW IV 892 Investors, L.P., Morgan Stanley Dean Witter Capital Investors IV, and Choice One Communications Inc. relating to the purchase and sale of securities of Choice One Communications Inc.

     10.8 Second Amended and Restated Credit Agreement, dated as of August 1, 2000, by and among Choice One Communications Inc., a Delaware corporation, as Guarantor, its Subsidiaries listed on the signature pages hereto and any additional Subsidiaries joined hereto, as Borrowers, the Lenders who are or may become a party to this Agreement, First Union Investors Inc., as Administrative Agent, General Electric Capital Corporation, as Syndication Agent and Morgan Stanley Senior Funding, Inc., as Documentation Agent.

    10.9 Fiber Optic Agreement and Grant of IRU dated August 1, 2000, by and between Choice One Communications Inc., and RVP Fiber Company, L.L.C.

    10.10 Form of Executive Employment Agreement between former executives of US Xchange, Inc. and Choice One Communications Inc.

    99.1 Press Release, dated August 1, 2000, announcing the Company's execution of a definitive agreement to acquire US Xchange.

                                   SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHOICE ONE COMMUNICATIONS INC.

Dated: August 11, 2000              By: /s/  Ajay Sabherwal
                                       ----------------------------------
                                    Name:  Ajay Sabherwal
                                    Title:  Senior Vice President-Finance and
                                            Chief Financial Officer